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                                                                    EXHIBIT 10.6


                COLLATERAL ASSIGNMENT OF ASSET PURCHASE AGREEMENT

         THIS COLLATERAL ASSIGNMENT OF ASSET PURCHASE AGREEMENT ("Assignment") dated this 27th day of March, 2002, is executed and delivered by TALX CORPORATION, a Missouri corporation ("Talx") and GARCIA ACQUISITION SUB, INC., a Missouri corporation ("Garcia") (collectively Talx and Garcia are referred to herein as "Assignor") in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Assignee ("Assignee") pursuant to the Loan Agreement (hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, Assignor has obtained, or is about to obtain, an Aggregate Commitment pursuant to that certain Loan Agreement (as may be amended, restated or modified from time to time, the "Loan Agreement") of even date herewith by and among Assignor, Assignee, individually and as Administrative Assignee and Southwest Bank of St. Louis (collectively Assignee, individually, and Southwest Bank of St. Louis are referred to herein as "Lenders") pursuant to which Lenders have agreed, subject to certain terms and conditions, to make certain Loans and other financial accommodations available to Assignor. All capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Loan Agreement;

         WHEREAS, Assignor entered into that certain Asset Purchase Agreement ("APA") dated March 27, 2002 with Gates, McDonald & Company, an Ohio corporation ("Seller"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference, pursuant to which Assignor purchased certain assets of Seller for the provision of workers' and unemployment compensation and cost control services and other related services (such assets are commonly known as the Unemployment Compensation Business Services Group ("UCBSG"));

         WHEREAS, Assignor, and Seller by its signature hereto, acknowledges that certain portions of the purchase money used in acquiring UCBSG are derived from the proceeds of the Loans and that such portions have been delivered to the Assignor for such purpose; and

         WHEREAS, as a condition precedent to Lenders executing the Loan Agreement, Assignor is required to assign to Assignee as collateral security for Assignor's obligations under the Loan Agreement its rights and interest in the APA.

         NOW, THEREFORE, in consideration of the execution and delivery by the Lenders of the Loan Agreement and the delivery of certain portions of the Loans to Assignor for Assignors use in acquiring UCBSG, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the Assignor hereby agrees with the Assignee as follows:

         1. GRANT. As security for payment and satisfaction of all Assignor's Obligations (as such term may be defined in either (i) the Security Agreement of even date herewith executed by Talx in favor of Assignee or (ii) the Security Agreement of even date herewith executed by



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Garcia in favor of Assignee) to Lenders, Assignor hereby assigns, transfers and delivers to Assignee for the ratable benefit of the Lenders and its or their successors and assigns, and grants to Assignee a security interest in and to, all of Assignor's present and hereafter acquired rights, titles, and interests in, to and evidenced by the APA.

         2. LIMITATION OF OBLIGATION OF ASSIGNEE. This Assignment shall not be deemed or construed to obligate Assignee to take any action or to incur expenses or perform or discharge any obligation, duty or liability. Neither this Assignment nor any action by Assignee shall constitute an assumption by Assignee of any obligations under or with respect to the APA, and Assignor shall continue to be liable for all obligations of Assignor under or with respect to the APA, Assignor hereby agreeing to perform all of such obligations, except to the extent such obligations have been fulfilled by Assignee's exercise and performance of its rights hereunder. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any and all losses, costs, liabilities, damages or expenses (including, but not limited to, reasonable attorneys' fees and court costs) arising out of or resulting from any failure of Assignor to perform its obligations under or with respect to the APA. Assignee's acceptance of this Assignment shall not constitute approval of the APA by Assignee. Assignee shall have no liability or obligation whatsoever under or in connection with the APA.

         3. DEFAULT. Except as otherwise provided herein, unless an Event of Default as described in the Loan Agreement occurs and is continuing, Assignor shall be entitled to all of its rights under or by virtue of the APA. After the occurrence and during the continuance of any such Event of Default, Assignee shall have the full, unrestricted right and power to enforce or otherwise take advantage of this Assignment and all of the rights and benefits granted to it hereunder and any applicable law (including but not limited to the Uniform Commercial Code). Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, coupled with an interest, to, upon occurrence of such an Event of Default, demand, receive and enforce Assignor's rights with respect to the APA.

         4. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that (a) Assignor has received consideration sufficient to induce Assignor to execute and deliver this Assignment and to perform all its obligations under this Assignment; (b) Assignor has full authority to execute, deliver and perform its obligations under this Assignment; (c) upon the delivery to Assignee of this Assignment and filing of a UCC financing statement in the appropriate filing office, Assignee will have a first perfected security interest in the APA, and no person or entity, other than Assignor, Assignee and Seller will have any interest in or to the APA or UCBSG; (d) the APA is enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership or other laws which application thereof restrict the rights and remedies of creditors and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief and other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law; (e) to Assignor's best knowledge, Seller has no defenses, at law or in equity, counterclaims, or offsets



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to its obligations under the APA; and (f) the APA (including the schedules thereto and agreements expressly named therein) represents, evidences and is the entire agreement between Assignor and Seller pertaining to the purchase of UCBSG and supersedes any prior agreements or understanding thereof and there are no undisclosed agreements, understandings, concessions or litigation of any nature affecting or concerning the APA.

         5. PROTECTION OF INTERESTS. Assignor shall timely perform all its obligations under the APA and immediately shall notify Assignee of any Event of Default (with respect to this reference only, as this term is defined in the APA) or breach by Assignor or Seller under the APA.

         6. SELLER'S DEFAULT. If an Event of Default (with respect to this reference only, as this term is defined in the APA) by Seller occurs and is continuing under terms of the APA at any time, then Assignee, at its sole option, may, at Assignor's sole expense, on Assignee's own behalf or otherwise, enforce the APA and exercise any or all other remedies available to Assignor under the APA, without joining Assignor as a party.

         7. RELEASE. In the event all of the Obligations have been fully and indefeasibly paid, all of the Commitments have been canceled or terminated, all Letters of Credit have expired, and the Assignee has no other commitment to extend credit or make advances to or for the account of Assignor, Assignee shall reassign the APA to Assignor within a commercially reasonable time.

         8. NOTICE. Any notice or notification required to be given to Assignor or Assignee hereunder shall be given at the address and pursuant to the terms stated in the Loan Agreement.

         9. HEADINGS. The headings of this Assignment are inserted for convenience of reference only and shall not be applied in construing the provisions of this Assignment.

         10. BINDING EFFECT. This Assignment binds and inures to the benefit of the respective successors and assigns of Assignor and Assignee.

         11. CUMULATIVE REMEDIES. Each and every right, remedy and power granted to Assignee by this Assignment shall be cumulative and in addition to any other right, remedy and power given by the applicable law. The failure of Assignee to avail itself of any of its rights and remedies shall not be construed or determined to be a waiver thereof.

         12. COUNTERPARTS. This Assignment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         13. SEVERABILITY. Any provision, sentence, clause or paragraph of this Assignment which is prohibited or unenforceable under the laws of the State of Illinois shall be ineffective to the extent of such prohibition or unenforceability without invalidating or limiting the effect of the remaining provisions, sentences, clauses and paragraphs of this Assignment.


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         14. GOVERNING LAW. This Assignment is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principle.

         15. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, ASSIGNOR AND ASSIGNEE HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ASSIGNEE AND ASSIGNOR OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS ASSIGNMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) ASSIGNEE SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ASSIGNOR OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION DEEMED NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         16. WAIVER OF JURY TRIAL. ASSIGNOR AND ASSIGNEE HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE ASSIGNOR AND ASSIGNEE OR EITHER OF THEM IN RESPECT OF THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. ASSIGNOR AND ASSIGNEE AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS ASSIGNMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE ASSIGNOR OR ASSIGNEE TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         17. SERVICE OF PROCESS. ASSIGNOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO ASSIGNOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGE OF THE LOAN AGREEMENT, AND


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SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME
SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT ASSIGNEE'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH ASSIGNOR IRREVOCABLY APPOINTS AS ASSIGNOR'S ASSIGNEE FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. ASSIGNEE SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID ASSIGNEE TO ASSIGNOR AT ITS ADDRESS ON THE SIGNATURE PAGE OF THE LOAN AGREEMENT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ASSIGNEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                           (Signature page to follow)


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         IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the day and year first written above.

                                        ASSIGNOR

                                        TALX CORPORATION
                                        a Missouri corporation

                                        By:     /s/ WILLIAM W. CANFIELD
                                            ------------------------------------

                                        Name:   William W. Canfield
                                              ----------------------------------

                                        Title:  President
                                               ---------------------------------



                                        GARCIA ACQUISITION SUB, INC.
                                        a Missouri corporation

                                        By:     /s/ WILLIAM W. CANFIELD
                                            ------------------------------------

                                        Name:   William W. Canfield
                                              ----------------------------------

                                        Title:  President
                                               ---------------------------------



ACKNOWLEDGED AND CONSENT TO BY:

         SELLER

         GATES, MCDONALD & COMPANY,
         an Ohio corporation

         By:     /s/ DANNY FULLERTON
             ----------------------------------

         Name:   Danny Fullerton
               --------------------------------

         Title:  President and COO
                -------------------------------



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                                    EXHIBIT A

                        Copy of Asset Purchase Agreement


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